NYSE: LPI

www.laredopetro.com

Laredo Petroleum: Corporate Presentation

September 2013



LAREDO PETROLEUM

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly report on form 10-Q for the quarter ended June 30, 2013, Rule 424(b)(5) prospectus supplement filed August 8, 2013 and Laredo's other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "estimated ultimate recovery", "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013) the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Laredo Petroleum Overview

Key highlights

- Pure-play Permian oil opportunity
- Concentrated acreage position in the fairway of the Midland Basin
- Low-risk drilling inventory >10 years
- Sound financial structure
  - Rapidly growing cash flow from operations
  - Significant operational and financial flexibility

Permian Concentration



Northern Shelf
Central Basin Platform
Midland Basin
Delaware Basin

- ~139,960 net acres
- ~63% HBP
- ~91% avg working interest

Permian

Proved Reserves (12/31/12)



40%
60%

~160 MMBOE

Oil   Natural Gas

Production (2Q-13)



42%
58%

~25.5 MBOE/D

Oil   Natural Gas

Production Growth



~29% CAGR
MBOE/D
30
25
20
15
10
5
-
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13
Gas (MBOE/D)
Oil (MBbl/D)

Adding 2 horizontal rigs in 2H-13

[1] Production and reserves reported on a two-stream basis. Reserves are gas price adjusted to reflect NGL benefit. Proved reserves per Ryder Scott evaluation at 12/31/12, at SEC pricing reflecting Permian properties. On August 11, 2013 the Company completed the previously announced divestiture of its Anadarko Basin assets that include 28.6 MMBOE of liquids-rich natural gas reserves at 12/31/12 and approximately 10.0 MBOE/D of production in 2Q-2013.

Laredo's Permian-Garden City Shale

Up to 1,825 feet of pay from four defined stacked shale zones with proven horizontal development potential with upside from multiple additional zones

	Wolfcamp				
	Upper	Middle	Lower	Cline Shale	Combined
Basin	Midland	Midland	Midland	Midland	Midland
Age	Permian	Permian	Permian	Penns.	Permian & Penns.
Depth (ft)	7,000 - 7,500	7,300 - 7,900	7,900 - 8,500	9,000 - 9,500	7,000 - 9,500
Average thickness (ft)	**300 - 400**	**400 - 500**	**475 - 575**	**200 - 350**	**1,375 - 1,825**
TOC (%)	2.0 - 9.0	2.0 - 5.0	2.0 - 5.0	2.0 - 7.5	2.0 - 9.0
Thermal maturity (% RSO)	0.7 - 0.8	0.8 - 0.9	0.8 - 0.9	0.85 - 1.1	0.7 - 1.1
Total porosity (%)	5.0 - 7.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0
Pressure gradient (psi/ft)	0.45 - 0.50	0.45 - 0.50	0.45 - 0.50	0.55 - 0.65	0.45 – 0.65
OOIP (MMBOE/Section)	**30 - 60**	**25 - 50**	**20 - 40**	**20 - 45**	**95 - 195**


Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Additional zones with upside potential

Wolfcamp & Cline shales properties from proprietary LPI core analysis; analog play properties from various industry sources

Permian Basin: Core Area in Garden City



Howard
Martin
Mitchell
Sterling
Coke
Midland
Laredo
Glasscock
Tom Green
Upton
Reagan
Irion
Crockett
Schleicher
Pecos
Sutton

- ~139,960 net acres[1] in Glasscock, Reagan, Howard and Sterling counties
  - ~ 91% average working interest
  - ~ 25% average royalty
- Multiple targets with proven economic production:
  - Vt Wolfberry
  - Hz Upper Wolfcamp shale
  - Hz Middle Wolfcamp shale
  - Hz Lower Wolfcamp shale
  - Hz Cline shale
- Additional potential vertical and horizontal zones
- **Identified resource potential of >1.6 billion BOE net; >8x existing booked reserves**

Laredo	EOG
Pioneer	Exco
Devon	COP
Approach	El Paso
Apache	Range
Petrohawk / BHP	Energen

[1] Acreage totals as of 6/30/13.
Acreage illustrated in map above represents publicly released leasehold positions.

Permian-Garden City: Vertical Wolfberry


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Entire 139,960 net acreage[1] block effectively de-risked for vertical development

- Provides a technical and economic foundation for horizontal drilling programs
- >800 gross vertical wells to date
  - >300 gross vertical deep[2] wells to date
  - Includes completions in multiple horizons/zones as appropriate
- Large inventory of repeatable, vertical economic development locations
- Laredo currently drilling on 200-acre spacing
  - Industry drilling as tight as 20-acre spacing


Howard
Mitchell
Glasscock
Sterling
Tom Green
Reagan
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] Acreage totals as of 6/30/13.
[2] Deep vertical wells are drilled through the Atoka.

Permian-Garden City: Proven Multi-zone Horizontal Performance



85+ miles
20+ miles
LPI Acreage
LPI Horizontal Wells
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

Average 30-day IP results from the Upper, Middle and Lower Wolfcamp at high-end or exceeding type curves

Horizontal Zone	Total # of Completions[1]		Long Lateral Average 30-Day IP[2]
	Short Lateral	Long Lateral	BOE/D 2-Stream
Upper Wolfcamp	7	24	719
Middle Wolfcamp	1	3	946
Lower Wolfcamp	0	4	861
Cline	31	5	502

✔ Commercial horizontal development has been proven for all four zones from 74 wells

[1] Well completions as of 6/30/13
[2] Based on long lateral completions of over 6,000 ft with at least 30 days of production history as of 8/1/13.

Permian Production Growth



Gas (MBOE/D)
Oil (MBbl/D)
MBOE/D
30
25
20
15
10
5
-
~29% CAGR
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13

	1Q-12	2Q-12	3Q-12	4Q-12	1Q-13	2Q-13
Natural Gas Production (MBOE/D)	7.3	8.3	8.3	9.0	9.8	10.6
Oil Production (MBbl/D)	11.1	12.1	12.5	14.1	15.3	14.9
Total Production (MBOE/D)	18.4	20.4	20.8	23.1	25.1	25.5

Consistent Permian Focused Production Growth

Permian-Garden City: Side-by-Side Program


LPI Acreage


1 mile
3 miles
Test Wells Drilled
Potential Future Wells
Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

<u>Multiple Goals</u>

- Optimize spacing and minimize interference
  - Lateral lengths: ~7,000 – 7,500 feet
  - Spacing: 660 feet
- Frac design and monitoring
- Frac optimization
- Reduce completed well and facility costs

Representative development scheme for just one zone. Potential for multiple layers from each of the four target horizontal zones.

Permian-Garden City: Side-by-Side Program Early Results

All efforts are "early time", but are supporting 660' spacing



Cumulative Production Comparison
Initial Side-By-Side Wells vs Upper Wolfcamp Type Curve
Cumulative Production (MBOE)
50
40
30
20
10
0
0
12
24
36
48
60
Days on Production
Sugg A 143 3HU
Type Curve
Sugg A 143 4HU

Upper Wolfcamp Type Curve

	CUM Production		
	BBL	MCF	BOE
1 month	16,650	29,342	21,540
2 month	28,851	54,227	37,889

Sugg A 143 3HU

	CUM Production		
	BBL	MCF	BOE
1 month	18,370	35,171	24,232
2 month	30,360	67,673	41,638

Sugg A 143 4HU

	CUM Production		
	BBL	MCF	BOE
1 month	23,532	37,604	29,799
2 month	37,730	79,854	51,039

All production type curve and actual production data above presented on a two-stream basis.

Permian-Garden City: Stacked Lateral Program


LPI Acreage

First 3-well stacked pad currently drilling, anticipate on production during 3Q-13



- Clearfork
- Upper Spraberry ✱
- Lower Spraberry ✱
- Dean
- Upper Wolfcamp
- Middle Wolfcamp
- Lower Wolfcamp
- Canyon
- Penn Shale
- Cline
- Strawn ✱
- Atoka Barnett Woodford ✱
- Fusselman

✱ Additional zones with upside potential

Objectives

- Evaluate multi-well stacked laterals
- Optimize vertical distance between laterals and communication
- Optimize frac design and monitoring
- Test pad layout and scheduling of operations on multi-well pads

Laredo is Actively Addressing Permian Take-away Capacity



XICO
TEXAS
Cushing
Wichita Falls
Longview
Houston
Permian Express II
Permian Express I
BridgeTex
Longhorn
Cactus
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

- 10,000 BOPD committed to Longhorn, increasing annually to > 23,000 BOPD over 5 years
  - Firm transportation out of the Permian
  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- 10,000 BOPD committed to BridgeTex (Mid 2014)
  - Firm transportation out of the Permian
  - Eliminates Mid/Cush basis differential
  - Benefit from Gulf Coast pricing premium to WTI
- Reviewing additional take-away capacity options, including: additional pipeline commitments, additional basis hedges, rail export to Gulf and East/West Coast and alternative pricing points

Existing Refinery
Existing Pipelines
New Pipelines and Additions

Hedge Position – 6/30/13	2013	2014	Total
BASIS SWAPS	Remainder of year		
Oil basis swaps			
Total volume hedged (Bbls)	1,472,000	2,252,000	3,724,000
Weighted average price ($/Bbl)	$1.40	$1.04	$1.18

Permian Focused Capital Program

Initial 2013 Capital Program


~88%
Permian

$725 MM

Effective April 1, 2013, Company divested Granite Wash and Other properties. Capital for remainder of 2013 has been reallocated to the Permian [1]

Post-Divestment 2013 Capital Program


~95%
Permian

$725 MM

Permian | Granite Wash | Other

Permian Activity
- 4 Hz rigs
- ~77% to Permian drilling
- ~15% Multi-well pad drilling

Permian Activity
- 6 Hz rigs (2 rigs added in 2H)
- ~85% to Permian drilling
- ~75% Multi-well pad drilling for remainder of year

[1] Divestiture closed August 1, 2013.

Strong Liquidity & Financial Profile

Liquidity - $MM	Pro-forma 8/1/2013
Cash and marketable securities [1]	$356
Current Borrowing Base [2]	825
Borrowings	0
Total Liquidity	**$1,181**

Credit Ratings	Corporate	Notes
Moody's	B1	B3
S&P	B+	B-

Financial Debt Ratios[1]	As Reported 6/30/13	Pro-forma 8/1/2013 [3]
Debt / Adj. EBITDA (LQA)	2.7x	1.7x
EBITDA / Interest (LQA)	5.0x	4.3x
Debt / Daily Production ($/BOE/D)	$39,533	$27,342
Debt / Proved Reserves ($/BOE)	$7.44	$4.35

Debt Maturities Summary - $MM



$1,250
$1,000
$750
$500
$250
$-
$825
Undrawn
$552
$500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver
Senior Notes

[1] Debt ratios reflect Debt less cash and cash equivalents, as there was $44.0 million and $57.7 million in cash on the balance sheet at 6/30/2013 and 8/1/2013, respectively and $298.7 million of net proceeds to the company for this offering
[2] Borrowing Base redetermined to $825 Million effective 8/1/2013 with the close of the Anadarko Basin divested properties
[3] Pro forma 8/1/2013 ratios exclude Q2 2013 financial results related to the Anadarko Basin divested properties and includes the offering of $309 million from the company with net proceeds to the company of approximately $298.7 million

Hedging Program: Protect and Stabilize Cash Flows

Oil Positions As of August 1, 2013

	2013	2014	2015	Total
OIL[1]	Remainder of year			
Puts:				
Hedged Volume (Bbls)	450,000	540,000	456,000	1,446,000
Average price ($/Bbl)	$65.00	$75.00	$75.00	$71.89
Swaps:				
Hedged Volume (Bbls)	1,018,500	1,677,496	-	2,695,996
Average price ($/Bbl)	$97.91	$93.57	$-	$95.21
Collars:				
Hedged Volume (Bbls)	320,000	726,000	1,529,500	3,856,500
Average floor price ($/Bbl)	$79.38	$75.45	$79.18	$78.77
Average ceiling price ($/Bbl)	$121.67	$129.09	$104.51	$106.74
Total Volume w/floor (Bbls)	**1,788,500**	**2,943,496**	**1,985,500**	**7,998,496**
Wtd. avg floor price ($/Bbl)	**$85.35**	**$84.90**	**$78.22**	**$82.56**

Natural Gas Positions As of August 1, 2013

	2013	2014	2015	Total
NATURAL GAS[2]	Remainder of year			
Puts:				
Hedged Volume (MMBtu)	2,750,000	-	-	2,750,000
Average price ($/MMBtu)	$4.00	$-	$-	$4.00
Swaps:				
Hedged Volume (MMBtu)	2,386,800	-	-	2,386,800
Average price ($/MMBtu)	$4.31	$-	$-	$4.31
Collars:				
Hedged Volume (MMBtu)	8,150,000	18,120,000	15,480,000	41,750,000
Average floor price ($/MMBtu)	$3.35	$3.38	$3.00	$3.23
Average ceiling price ($/MMBtu)	$5.47	$6.09	$6.00	$5.93
Total Volume w/floor	**13,286,800**	**18,120,000**	**15,480,000**	**46,886,800**
Wtd. average floor price[3]	**$4.43**	**$4.12**	**$3.65**	**$4.05**

[1] *Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps.*
[2] *Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.*
[3] *$/Mcf is converted based upon Company average BTU content of 1.2175; prices include basis swaps*

Guidance

	3Q-2013	4Q-2013
Production (MMBOE):		
Permian	2.2 – 2.4	2.5 – 2.7
Other	.3 - .3	–
Total	2.5 – 2.7	2.5 – 2.7
% Crude oil	~52%	~60%
Price Realizations (pre-hedge, two-stream basis, % of NYMEX):		
Crude oil	90% - 95%	90% - 95%
Natural gas, including natural gas liquids	130% - 140%	135% - 145%
Operating Costs & Expenses		
Lease operating expenses ($/BOE)	$7.75 - $8.25	$8.25 - $8.75
Production taxes (% of oil and natural gas revenue)	7.25%	7.25%
General and administrative expenses ($/BOE)	$7.50 - $8.00	$7.25 - $7.75
Depreciation, depletion and amortization ($/BOE)	$22.00 - $22.50	$ 22.00 - $22.50

Appendix

LAREDO
PETROLEUM

Two-Stream vs. Three-Stream

Laredo reports on a two-stream basis to match its ownership in production

Two-Stream | **Three-Stream**


Oil
43%
Gas
57%

2Q-13
Production

~20% Increase


NGL
26%
Gas
37%
Oil
37%


Gas
31%
Oil
69%

2Q-13
Revenue

No revenue impact

Pricing Impact	Gas
Q2 -2013 Avg. LPI realizations	$4.63
Q2-2013 Avg. NYMEX Henry Hub	$4.09
Benefit to LPI	+13%


NGL
15%
Gas
16%
Oil
69%

Permian-Garden City: Regional Wolfcamp Cross Section

Wolfcamp shale intervals underlie LPI's Permian-Garden City acreage position


85+ miles
20+ miles
LPI acreage
Cross section line


GLASSCOCK Co.
REAGAN Co.
N
S
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
87 MILES

Upper Wolfcamp Type Curve

Type Curve – 23 long lateral wells presented



1000
100
10
BOE/D
1
12
24
36
48
60
Months
758 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data
B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

Current Well Economics

D+C Cost - $MM	$7.8
EUR - MBOE	715 - 800
30-Day IP - BOE/D	675 - 754
% Oil - (IP – Life)	77% - 69%
ROR[1]	43% - 53%

[1] *ROR assumes flat $3.75 natural gas and $85 crude oil pricing*

Middle Wolfcamp Type Curve

Type Curve – 2 long lateral wells presented



1000
100
10
BOE/D
1
12
24
36
48
60
Months
Current Well Economics
D+C Cost - $MM $7.8
EUR - MBOE 600 - 700
30-Day IP - BOE/D 569 - 659
% Oil - (IP – Life) 77% - 69%
ROR[1] 30% - 40%
650 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data
B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

[1] ROR assumes flat $3.75 natural gas and $85 crude oil pricing

Lower Wolfcamp Type Curve

Type Curve – 4 long lateral wells presented



1000
100
10
BOE/D
1
12
24
36
48
60
Months
LPI Type Curve – 7,500-ft. lateral
Normalized production data
668 MBOE

Current Well Economics

D+C Cost - $MM	$8.5
EUR - MBOE	605 - 730
30-Day IP - BOE/D	574 - 690
% Oil - (IP – Life)	77% - 69%
ROR[1]	26% - 38%

B-factor for all Permian Hz type curves – 1.6

Terminal decline for all Permian Hz type curves – 5%

[1] *ROR assumes flat $3.75 natural gas and $85 crude oil pricing*

Permian Basin-Garden City: Regional Cline Cross Section

Cline shale across LPI's acreage position


85+ miles
20+ miles
LPI acreage
Cross section line


GLASSCOCK Co.
REAGAN Co.
N
S
CLINE HIGH-QUALITY RESOURCE PLAY
87 MILES

Cline Type Curve

4 Long lateral wells presented	BOEPD/Frac Stage normalized data from 35 wells presented



BOE/D
1000
100
10
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1
12
24
36
48
60
Months



BOE/D
100
10
1
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1
12
24
36
48
60
Months

Current Well Economics

D+C Cost - $MM	$9.0
EUR - MBOE	550 - 690
30-Day IP - BOE/D	663 - 828
% Oil - (IP – Life)	77% - 69%
ROR[1]	18% - 30%

B-factor for all Permian Hz type curves – 1.6
Terminal decline for all Permian Hz type curves – 5%

[1] ROR assumes flat $3.75 natural gas and $85 crude oil pricing

Permian: Vertical Wolfberry



Deep Vertical Wolfberry

- Vertical Wolfberry type curve shown in red
- Normalized production data for 300+ deep vertical Wolfberry wells shown
- Working to drive down costs



Presented in two-stream BOE per day
1000
100
10
1
BOE/D
1
12
24
36
48
60
Months
LPI Type Curve
Normalized production data

Permian Oil Take-away Capacity



XICO
Cushing
Wichita Falls
TEXAS
Longview
Permian Express I
Permian Express II
BridgeTex
Longhorn
Cactus
Houston
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

- Existing Refinery
- Existing Pipelines
- New Pipelines and Additions

	Capacity MBOPD	Planned Completion Date
Existing Take-away		
Total Refineries	410	
Total Oil Pipelines	880	
Total Existing Capacity	1,290	
Expansion Capacity		
Longhorn Reversal (Phase I)[1]	75	1Q-13
Permian Express I	90	2Q-13
Longhorn Reversal (Phase II)	150	2Q-13
Permian Express I (expansion)	60	4Q-13
BridgeTex Crude Oil Pipeline	278	Mid 2014
Permian Express II	200	1Q-15
Cactus Pipeline	200	1Q-15
Total Expansion Capacity	1,053	
Total Future Capacity		
Total Take-away Capacity by 1Q-15	2,343	

[1] As of May 1, 2013 Laredo has begun selling crude oil on Longhorn. Initial 10,000 BOPD commitment will be reached in 2H 2013 when Longhorn reaches full capacity

Permian NGL and Gas Take-away Capacity



XICO
TEXAS
Texas Express
Sand Hills
Lone Star
Mont Belvieu

— Existing Pipelines

--- New Pipelines and Additions

NGL Existing Take-away[1]		Capacity MBPD
NGL Pipelines		600
Permian Fractionation		135
Total Existing Capacity		**735**

Expansion Capacity	Planned Completion	Capacity MBPD
Lone Star[2]	1Q-13	100
Texas Express[3]	2Q-13	50
Sand Hills[2]	3Q-13	100
Total Expansion Capacity		**250**
Total NGL Take-away Capacity by 3Q-2013		**985**

Residue Gas	Capacity BCF/D
Total Existing Capacity	**9.0**
Estimated 2013 Production	**5.0**
Total Current Excess Gas Capacity	**4.0**

[1] Bentek / Turner Mason.
[2] Only 50% of the capacity for Lone Star and Sand Hills pipelines included above since both pipelines also traverse the Eagle Ford shale
[3] Texas Express will reduce in flows of raw mix into Permian by taking barrels off of MAPL in Texas panhandle. Current in flow is 75 MBPD

Historical Financial & Operating Data

$ millions, except per unit data

	2010	2011	2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Key data:							
Realized oil price ($/Bbl)[1]	$77.26	$88.62	$86.69	$86.58	$81.00	$83.03	$89.80
Realized natural gas price ($/Mcf)[1]	$6.32	$6.67	$5.02	$4.82	$4.68	$4.83	$4.64
Average daily production (Boe/D)	**14,278**	**23,709**	**30,874**	**30,835**	**33,261**	**34,722**	**35,494**
Adjusted EBITDA[2]	**$194.5**	**$388.4**	**$452.6**	**$110.8**	**$113.9**	**$117.0**	**$130.0**
Capital expenditures	($460.6)	($706.8)	($940.8)	($251.0)	($203.9)	($198.4)	($194.6)
Per unit metrics ($/Boe):							
Lease operating expenses	$4.16	$5.00	$5.96	$5.84	$6.57	$7.18	$6.87
Production & ad valorem taxes	$3.01	$3.70	$3.33	$4.26	$3.04	$3.66	$3.01
Depreciation, depletion and amortization	$18.69	$20.38	$21.56	$22.53	$22.06	$20.64	$20.51
General & administrative	$5.93	$5.90	$5.50	$5.01	$5.21	$5.25	$6.35

[1] Prices include realized hedge revenue
[2] See following slide for a reconciliation of Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ thousands, unaudited)

	2010	2011	2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	*Pro-forma*[1] Q2 2013
Net income (loss)	86,248	105,554	61,654	(7,384)	11,828	1,409	35,812	32,716
Plus:								
Interest expense	18,482	50,580	85,572	24,423	24,791	25,349	25,943	24,380
Depreciation, depletion & amortization	97,411	176,366	243,649	63,925	67,504	65,130	66,234	47,273
Impairment of long-lived assets	–	243	0	–	–	–	–	–
Write-off of deferred loan costs	–	6,195	0	–	–	–	–	–
Loss on disposal of assets	30	40	52	1	43	–	59	59
Unrealized losses (gains) on derivative financial instruments	11,648	(20,890)	16,522	31,150	2,301	20,536	(22,985)	(22,985)
Realized losses (gains) on interest rate derivatives	5,238	4,873	2,115	84	93	101	105	105
Non-cash equity-based compensation	1,257	6,111	10,056	2,767	2,454	3,217	4,463	4,463
Income tax expense (benefit)	(25,812)	59,374	32,949	(4,154)	4,922	1,263	20,338	18,598
Adjusted EBITDA	**$194,502**	**$388,446**	**$452,569**	**$110,812**	**$113,936**	**$117,005**	**$129,969**	**$104,609**

[1]Pro forma represents sale of Anadarko Basin assets

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